UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard, St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2021, Centene Corporation (the “Company”) entered into a cooperation agreement (the “Agreement”) with Politan Capital Management LP (“Politan”).

Pursuant to the terms of the Agreement, no later than January 5, 2022 (the “Appointment Date”):

•
the board of directors of the Company (the “Board”) will amend the Company’s Amended and Restated By-Laws to expand the maximum size of the Board from 13 directors to 14 directors and will adopt a resolution expanding the size of the Board from 13 directors to 14 directors;

•
the Board will appoint (i) Kenneth Burdick and Theodore Samuels as Class III directors, each for a term expiring at the Company’s 2022 annual meeting and (ii) Wayne DeVeydt and Christopher Coughlin as Class I directors, each for a term expiring at the Company’s 2023 annual meeting (collectively, the “New Director Appointments”);

•	the Board will appoint James Dallas as Lead Independent Director; and

•	Robert Ditmore, John Roberts and Tommy Thompson will retire from the Board (collectively, the “2022 Retirements”).

In addition, pursuant to the terms of the Agreement:

•	the Company and Politan will mutually agree on an additional independent director to be appointed to the Board as a Class II director as promptly as practicable following the Appointment Date;

•	the slate of director nominees recommended by the Board for election at the Company’s 2022 annual meeting will include Mr. Burdick;

•	the Board will appoint Mr. DeVeydt to the Board’s nominating and governance committee and compensation committee (the “Committee Appointments”);

•
Mr. Burdick will be permitted to attend meetings of the Board’s nominating and governance committee and compensation committee as a nonvoting observer (due to his not yet being considered independent under the rules of The New York Stock Exchange);

•	a maximum of 5 Board members will join the Company’s existing management value creation plan steering committee;

•
the Board will adopt a policy setting a mandatory retirement age for non-management directors of 75 years, with current members of the Board excluded from the policy for the duration of their current terms;

•
each of Michael Neidorff, Orlando Ayala and Richard Gephardt will retire from the Board prior to or at, and will not stand for reelection at, the Company’s 2023 annual meeting (collectively, the “2023 Retirements”);

•
the Board will appoint Mr. Dallas as independent chair of the Board no later than December 31, 2022 (except that the Board may appoint another independent director as independent chair of the Board by such time); and

•	the Board will appoint a new Chief Executive Officer no later than December 31, 2022 (the “CEO Appointment”).

Under the Agreement, until 45 days prior to the last date pursuant to which stockholder nominations for director elections are permitted pursuant to the By-Laws with respect to the Company’s 2023 annual meeting (such date the “Expiration Date”), Politan must vote all shares of the Company’s common stock over which it has voting power at the 2022 annual meeting or any special meeting of Company stockholders in accordance with recommendations by the Board, including in favor of each director nominated and recommended by the Board for election at the 2022 annual meeting.

Further, pursuant to the Agreement, Politan is subject to customary standstill restrictions until the Expiration Date, and each of the Company and Politan are subject to customary non-disparagement restrictions.

The Agreement terminates automatically immediately following the conclusion of the Company’s 2023 annual meeting. Each party’s obligations under the Agreement will terminate earlier if the other party breaches in any material respect any of its obligations under the Agreement and any such breach is not cured with 10 days.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the 2022 Retirements, the 2023 Retirements, the New Director Appointments, the Committee Appointments and the CEO Appointment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference. In addition, Mr. Neidorff has informed the Board that he plans to retire as Chief Executive Officer of the Company. Mr. Neidorff will serve as Executive Chairman throughout the remainder of 2022, upon his retirement as Chief Executive Officer.

The Company and the Board express their appreciation to each of Messrs. Ditmore, Roberts and Thompson for their many contributions to the Board and committees of the Board and their dedicated and outstanding service to the Company. Upon their retirement, it is expected that each of Messrs. Ditmore, Roberts and Thompson will be designated as a nonvoting director emeritus through the Company’s 2022 annual meeting, in the case of Messrs. Roberts and Thompson, and through the Company’s 2023 annual meeting, in the case of Mr. Ditmore.

Messrs. Burdick, Samuels, DeVeydt and Coughlin will each participate in the Company’s standard non-employee director compensation program as described in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2021 (the “2021 Proxy Statement”).

Other than the Agreement, there is no other arrangement or understanding pursuant to which Messrs. Burdick, Samuels, DeVeydt and Coughlin will be appointed as a director of the Company. There are no family relationships between Messrs. Burdick, Samuels, DeVeydt and Coughlin and any director or executive officer of the Company. There are no related party transactions in respect of the Company of the kind described in Item 404(a) of Regulation S-K in which Messrs. Samuels, DeVeydt and Coughlin was a participant.

Mr. Burdick served as the Executive Vice President of Markets and Products of the Company from January 23, 2020, until his retirement on February 21, 2021. As previously described in the 2021 Proxy Statement, the Company and Mr. Burdick entered into a consulting agreement upon Mr. Burdick’s retirement, pursuant to which he has received cash compensation of $1,050,000 during 2021 and will receive a final cash compensation payment of $350,000 in January 2022 (the “Consulting Agreement”). The terms of the Consulting Agreement, which was filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are incorporated herein by reference. There are no other related party transactions in respect of the Company of the kind described in Item 404(a) of Regulation S-K in which Mr. Burdick was a participant.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 14, 2021, the Board approved an amendment and restatement of the By-Laws to increase the maximum size of the Board from 13 directors to 14 directors.

The foregoing description of the amendment and restatement is qualified in its entirety by reference to the full text of the By-Laws (as amended and restated), a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 14, 2021, the Company issued a press release announcing the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 14, 2021, the Company issued a press release announcing Mr. Neidorff’s decision to retire as Chief Executive Officer of the Company in 2022. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Centene Corporation, dated December 14, 2021
10.1	Cooperation Agreement, dated as of December 14, 2021, between Centene Corporation and Politan Capital Management LP*
99.1	Press Release, dated December 14, 2021
99.2	Press Release, dated December 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules (as similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

ADDITIONAL INFORMATION
The Company plans to file a proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2021 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (www.centene.com/).

CERTAIN INFORMATION REGARDING PARTICIPANTS
The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2022 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom (other than Michael F. Neidorff) owns in excess of one percent (1%) of the Company’s voting shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Information relating to the foregoing can also be found in the Company’s 2021 Proxy Statement, filed with the SEC on March 12, 2021. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the Form 10-K, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	December 14, 2021	By:	/s/ Christopher A. Koster
Christopher A. Koster
Senior Vice President, Secretary and General Counsel